UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

YRC Worldwide Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

10990 Roe Avenue

Overland Park, Kansas 66211

April 1, 2015

Dear YRC Worldwide Stockholder:

We are pleased to announce that our Board of Directors appointed Patricia M. Nazemetz as a new director on March 23, 2015 for a term expiring at the 2015 Annual Meeting of Stockholders to be held on April 28, 2015 (Annual Meeting). The Board of Directors has also nominated Ms. Nazemetz for election to the Board for the 2015-16 Board term.

Because this change adds Ms. Nazemetz to the slate of directors proposed to be elected at the Annual Meeting, we are providing you with additional information in the enclosed Supplement to Proxy Statement and an amended proxy card to allow Stockholders to vote on the election of Ms. Nazemetz to a one-year term on our Board. For technical purposes, the election of Ms. Nazemetz as a director is being considered as a separate proposal (Proposal No. 4).

You should resubmit your vote on all four proposals in your proxy or voting instructions by one of the alternatives described in the Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Ms. Nazemetz to our Board.

Please read the Proxy Statement that was previously made available to Stockholders and the attached Supplement in their entirety, as together they contain all of the information that is important to your decisions in voting at the Annual Meeting.

Very truly yours,

James L. Welch
Chief Executive Officer

10990 Roe Avenue

Overland Park, Kansas 66211

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 28, 2015

The 2015 Annual Meeting of Stockholders (Annual Meeting) of YRC Worldwide Inc. (we, us, our or the Company) will be held at our corporate headquarters, 10990 Roe Avenue, Overland Park, Kansas 66211, on Tuesday, April 28, 2015 at 10:00 a.m., Central Time, to vote on the following matters:

Proposal 1:	the election of seven members of our Board of Directors named in the Proxy Statement;

Proposal 2:	advisory vote to approve named executive officer compensation;

Proposal 3:	ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2015;

Proposal 4:	the election of Patricia M. Nazemetz to our Board of Directors;

and transact any other business that may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

The Proxy Statement made available to Stockholders on or about March 18, 2015 provides information about the matters you will be asked to consider and vote on at the Annual Meeting, except that information with respect to the Proposal 4 listed above is set forth in the accompanying Supplement to Proxy Statement.

Stockholders of record at the close of business on March 3, 2015 (the record date) are entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting. We previously mailed a Notice of Internet Availability to our Stockholders on or about March 18, 2015 instead of a printed copy of the proxy statement and our 2014 annual report. The notice provided instructions on how to access those materials on the Internet and how to obtain printed copies.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, our Board of Directors asks that you vote as soon as possible. You may vote by proxy on the Internet, via toll-free telephone number or, if you received an amended proxy card by mail, you may sign, date and mail the amended proxy card in the envelope provided.

Your vote is important and all Stockholders are encouraged to attend the Annual Meeting and vote in person or by proxy. Thank you for your support and continued interest in our Company.

April 1, 2015	Very truly yours,

James L. Welch
Chief Executive Officer

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 28, 2015

April 1, 2015

This Supplement to Proxy Statement (Supplement) is furnished to holders of our common stock, par value $0.01 per share, Series A Voting Preferred Stock, par value $1.00 per share, and 10% Series B Convertible Senior Secured Notes due 2015, in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on April 28, 2015, or at any adjournment or postponement of the Annual Meeting, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 18, 2015.

This Supplement is being furnished to provide information related to Proposal No. 4, which has been newly added to the agenda for the Annual Meeting, to update the number of outstanding shares of our Common Stock and the Percentage of Class ownership by certain holders. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously made available to our Stockholders.

On March 17, 2015, YRC Worldwide Inc. (we, us, our or the Company filed its proxy statement (the Proxy Statement) relating to its 2015 Annual Meeting of Stockholders (Annual Meeting) with the Securities and Exchange Commission and began mailing the Proxy Statement to its Stockholders on March 18, 2015. Subsequent to that date, the Board of Directors of the Company (the Board) increased the size of the Board by one director and appointed Patricia M. Nazemetz as a new director to fill the vacancy. These additional materials have been prepared to provide the Company’s Stockholders with information regarding our new director that would have been included in the Proxy Statement had the director been appointed prior to the filing of the Proxy Statement and to correct the number of outstanding shares of our Common Stock on the record date in the Proxy Statement.

Appointment of New Director

Effective on March 23, 2015, the Board, in accordance with the Company’s Amended and Restated Certificate of Incorporation, approved an increase in the size of the Board by one director. The Board filled the resulting vacancy by the appointment of Ms. Nazemetz as a director. Ms. Nazemetz will serve as director for a term expiring at the 2015 Annual Meeting of Stockholders to be held on April 28, 2015, for which meeting she has been nominated for election by the Board for the 2015-16 Board term. The Board has not yet determined the committees of the Board to which Ms. Nazemetz will be named.

Outstanding Shares of Our Common Stock

These additional materials also correct the number of outstanding shares of Common Stock on the record date in the Proxy Statement. On the record date, there were 31,472,386 shares of Common Stock and one share of Series A Preferred Stock (in each case, exclusive of treasury shares) outstanding. These additional materials replace the number 30,829,924 shares of Common Stock with 31,472,386 shares of Common Stock wherever such number appears in the Proxy Statement. Accordingly, the Percentage of Class ownership of the following holders in the Security Ownership of Certain Beneficial Owners table on page 10 of the Proxy Statement is hereby revised as follows: Affiliates of Avenue Capital Management II, L.P., 23.1%; Affiliates of RIMA Senvest Management, LLC, 8.3%; and Affiliates of Amici Capital, LLC, 7.6%. As of the record date, our Securityholders held approximately 99.8% and our Series B Noteholders held approximately 0.2% of the total voting power entitled to vote at the Annual Meeting.

The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated March 18, 2015, in that the enclosed amended proxy card includes the additional Proposal No. 4. You should resubmit your vote on all four proposals by submitting the amended proxy card enclosed with this Supplement or by submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card.

PROPOSAL NO. 4

ELECTION OF ADDITIONAL DIRECTOR

The Board appointed Patricia M. Nazemetz as a new director March 23, 2015 for a term expiring at the Annual Meeting. The Board has nominated Ms. Nazemetz, in addition to the nominees described in Proposal No. 1 of the Proxy Statement, for election to the Board for the 2015-16 Board term. The Board has not yet determined the committees of the Board to which Ms. Nazemetz will be named.

Business Experience of Ms. Nazemetz

Ms. Nazemetz, 65, director since March 23, 2015. NAZ DEC LLC (executive consulting firm): Principal and Founder (since 2011); Xerox Corporation (document technology, services, software and supplies): Corporate Vice President and Chief Human Resources and Ethics Officer (2007–2011), Chief Human Resources Officer (1999–2007), other key roles in the human resources department (1979–1999); Current Director: Astoria Financial Corporation (holding company for Astoria Bank); Former Director: WMS Industries, Inc. (casino gaming machines manufacturer) (2007–2013), Energy East Corporation (electricity and natural gas distributor) (2007–2008).

Ms. Nazemetz’s notable career in all areas of human resources management, including succession planning, executive compensation, employee benefits and other areas, brings valuable skills and insight to the Board. Further, Ms. Nazemetz has extensive experience with public company boards as well as serving on numerous non-profit boards throughout her career.

Stock Ownership of Ms. Nazemetz

Ms. Nazemetz did not beneficially own any shares of YRC Worldwide Inc. Common Stock on March 3, 2015, the date of the information disclosed under “Security Ownership of Management and Directors” in the Proxy Statement. Ms. Nazemetz will receive compensation under the Company’s Director Compensation Plan (the Plan) as described under the caption “Director Compensation” in the Proxy Statement as do the Company’s other non-employee directors. Pursuant to the Plan, Ms. Nazemetz will receive a grant of restricted stock units equal to $100,000 divided by the 30-day average closing price of our Common Stock on the grant date, which grant date shall be the first business day following the date of each Annual Meeting of Stockholders, payable in advance for the ensuing Board term.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR MS. NAZEMETZ

Required Vote

Our Bylaws provide that for a director nominee to be elected, he or she must receive a plurality of the votes cast by Stockholders present in person or represented by proxy voting together as a single class at the Annual Meeting.

Abstentions and broker non-votes will not be treated as votes cast for or against Proposal 4, and will therefore have no effect on the outcome of Proposal 4.

VOTING; REVOCABILITY OF PROXIES

With regard to the election of directors nominated in Proposal 1, you may vote “FOR ALL” seven nominees for director, “WITHHOLD ALL” seven nominees for director or “FOR ALL EXCEPT” to withhold authority to vote for any individual nominee(s). The Company’s Bylaws provide for the election of directors by a plurality of the votes cast by Stockholders present in person or represented by proxy voting together as a single class at the Annual Meeting. This means that the seven individuals nominated for election to the Board in Proposal 1 who receive the most “FOR” votes (among votes properly cast in person, electronically or by proxy) will be elected. With regard to the election of Ms. Nazemetz as an additional director, you may vote “FOR” her as an additional director or “WITHHOLD” your vote for her as an additional director in Proposal 4.

If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card, your previous proxy will remain in effect, but it will not include any vote on Ms. Nazemetz as a director nominee. In order to vote on Ms. Nazemetz as a director nominee you must submit a vote on Proposal No. 4 and mail the amended proxy card, vote via toll-free telephone number, vote by Internet at http://www.proxyvote.com, or by attending the Annual Meeting and voting in person. If you hold the Company’s common stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Annual Meeting.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions indicated on the proxy. If no instructions are indicated on the amended proxy, the proxy will be voted “FOR ALL” seven Board nominees for director; “FOR” the approval, for an advisory basis, of executive compensation; “FOR” the ratification of the appointment of our independent registered public accounting firm; and “FOR” the election of Ms. Nazemetz as an additional director.

You may revoke your proxy and change your vote at any time before your vote is due, which deadline includes the final vote at the Annual Meeting if you have the right to vote in person. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the applicable deadline will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person if you have the right to vote in person. Mere attendance at the Annual Meeting will not automatically revoke your proxy unless you vote in person at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

OTHER MATTERS COMING BEFORE THE MEETING

As of the date of this Supplement, the Board of Directors does not know of any matters to be presented to the meeting other than the matters set forth in the attached Amended Notice of Annual Meeting of Stockholders. If any other matter properly comes before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

10990 ROE AVENUE

OVERLAND PARK, KS 66211

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on April 27, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on April 27, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your signed and dated proxy card by 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on April 27, 2015 in order to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65836-P46798 KEEP THIS PORTION FOR YOUR RECORDS

THIS AMENDED PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

YRC WORLDWIDE INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors of YRC Worldwide Inc. (the “Company”) recommends a vote FOR all director nominees listed below and FOR proposals 2 and 3. All matters are proposed by the Company.		☐	☐	☐
1.	Election of Directors
Nominees:
01) Raymond J. Bromark 05) Michael J. Kneeland
02) Matthew A. Doheny 06) James L. Welch
03) Robert L. Friedman 07) James F. Winestock
04) James E. Hoffman
							For	Against	Abstain
2.	Advisory vote to approve named executive officer compensation.						☐	☐	☐
3.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015.						☐	☐	☐
							For		Withhold
4.	Election of Additional Director - Patricia M. Nazemetz						☐		☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Website available 24 hours a day, 7 days a week

Reminder: Electronic Voting is also available.

You may vote these shares or Series B Notes by telephone or over the Internet.

Voting electronically is quick, easy, and also saves the Company money.

Just follow the instructions on your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on April 28, 2015:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M65837-P46798

YRC WORLDWIDE INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS, APRIL 28, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James L. Welch and Leah K. Dawson, and each of them, with full power of substitution. Proxies of the undersigned to vote all shares of Common Stock, Series A Voting Preferred Stock and 10% Series B Notes due 2015 of YRC Worldwide Inc., standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s Corporate Headquarters, 10990 Roe Avenue, Overland Park, Kansas, on April 28, 2015 at 10:00 a.m., Central Time, and at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof.

If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof, the majority of the Proxies present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR PROPOSALS 2 AND 3, AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE AMENDED PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the other side)

10990 ROE AVENUE

OVERLAND PARK, KS 66211

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on April 21, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on April 21, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your signed and dated proxy card by 11:59 P.M. Eastern Time (10:59 P.M. Central Time) on April 21, 2015 in order to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65840-P46798 KEEP THIS PORTION FOR YOUR RECORDS

THIS AMENDED PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

YRC WORLDWIDE INC.			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors of YRC Worldwide Inc. (the “Company”) recommends a vote FOR all director nominees listed below and FOR proposals 2 and 3. All matters are proposed by the Company.			All ☐	All ☐	Except ☐
1.	Election of Directors
Nominees:
01) Raymond J. Bromark 05) Michael J. Kneeland
02) Matthew A. Doheny 06) James L. Welch
03) Robert L. Friedman 07) James F. Winestock
04) James E. Hoffman
								For	Against	Abstain
2.	Advisory vote to approve named executive officer compensation.							☐	☐	☐
3.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015.							☐	☐	☐
								For		Withhold
4.	Election of Additional Director - Patricia M. Nazemetz							☐		☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.					☐
Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Website available 24 hours a day, 7 days a week

Reminder: Electronic Voting is also available.

You may vote these shares by telephone or over the Internet.

Voting electronically is quick, easy, and also saves the Company money.

Just follow the instructions on your Proxy Card.

Participants in the Teamster-National 401(k) Savings Plan have the right to direct the Board of Trustees of the Teamster-National 401(k) Savings Plan regarding how to vote the shares of YRC Worldwide Inc. common stock attributable to these individual accounts at the Annual Meeting of Stockholders to be held April 28, 2015.

Shares attributable to participant accounts will be voted as directed. If a participant’s vote is not received by April 21, 2015, shares attributable to that participant’s account will be voted in proportion to directions received from other plan participants. Participant votes are tabulated confidentially.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on April 28, 2015:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M65841-P46798

YRC WORLDWIDE INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS, APRIL 28, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James L. Welch and Leah K. Dawson, and each of them, with full power of substitution. Proxies of the undersigned to vote all shares of Common Stock of YRC Worldwide Inc., standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of YRC Worldwide Inc., to be held at the Company’s Corporate Headquarters, 10990 Roe Avenue, Overland Park, Kansas, on April 28, 2015 at 10:00 a.m., Central Time, and at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof.

If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof, the majority of the Proxies present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR PROPOSALS 2 AND 3, AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE AMENDED PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the other side)